Exhibit 99.24
                                                                 -------------

[LOGO OMITTED] Countrywide(R)
-----------------------------                                                                        Computational Materials For
SECURITIES CORPORATION                                                     Countrywide Asset-Backed Certificates, Series 2005-12
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                      Groups 4 Silent 2nds

                                  ARM and Fixed          $4,554,581

                                           Detailed Report

Summary of Loans in Statistical Calculation Pool                                          Range
(As of Calculation Date)                                                                  -----

Total Number of Loans                                      13
Total Outstanding Balance                          $4,554,581
Average Loan Balance                                 $350,352                       $40,244 to $464,000
WA Mortgage Rate                                       6.419%                        5.600% to 8.625%
Net WAC                                                5.910%                        5.091% to 8.116%
ARM Characteristics
     WA Gross Margin                                   6.164%                        5.000% to 7.270%
     WA Months to First Roll                               22                             3 to 24
     WA First Periodic Cap                             1.478%                        1.000% to 1.500%
     WA Subsequent Periodic Cap                        1.478%                        1.000% to 1.500%
     WA Lifetime Cap                                  13.391%                       12.600% to 15.625%
     WA Lifetime Floor                                 6.391%                        5.600% to 8.625%
WA Original Term (months)                                 360                           360 to 360
WA Remaining Term (months)                                356                           303 to 360
WA LTV                                                 79.91%                        70.00% to 80.00%
     Percentage of Pool with CLTV > 100%                0.00%
     WA Effective LTV (Post MI)                        79.91%
     Second Liens w/100% CLTV                           0.00%
WA FICO                                                   618
Secured by (% of pool)           1st Liens            100.00%
                                 2nd Liens              0.00%
Prepayment Penalty at Loan Orig (% of all loans)       92.01%




------------------------------------------------------------------------------------------------------
  Top 5 States:  Top 5 Prop:      Doc Types:   Purpose Codes     Occ Codes      Grades    Orig PP Term
  ------------   -----------      ---------    -------------    ----------      ------    ------------
CA      66.95%  SFR    67.04%  FULL   100.00  PUR    63.82%     OO  100.00    A   100.00  0      7.99%
PA       8.37%  PUD    32.96%                 RCO    36.18%                               12     7.90%
MD       7.99%                                                                            24     78.74%
WA       7.90%                                                                            60     5.36%
NV       7.90%
------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide(R)
-----------------------------                                                                        Computational Materials For
SECURITIES CORPORATION                                                     Countrywide Asset-Backed Certificates, Series 2005-12
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                      Groups 4 Silent 2nds

                                  ARM and Fixed          $4,554,581

                                           Detailed Report




                                                         Detailed Report
-------------------------------------------------------------------------------------------------------------------------------
                                                             Program
-------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF         AVERAGE         GROSS      REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS     TOTAL         BALANCE           WAC       TERM     FICO      LTV
-------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                                $203,966      1        4.48         $203,966         8.625     303.00     689     80.0
2/28 LIB6M                               $875,865      3       19.23         $291,955         6.768     356.88     631     79.5
2/28 LIB6M - IO - 24                   $3,114,750      8       68.39         $389,344         6.110     359.03     609     80.0
2/28 LIB6M - IO - 60                     $360,000      1        7.90         $360,000         7.000     359.00     616     80.0
-------------------------------------------------------------------------------------------------------------------------------
                                       $4,554,581     13       100.00        $350,352         6.419     356.10     618     79.9
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                          Original Term
-------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF         AVERAGE         GROSS      REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS     TOTAL         BALANCE           WAC       TERM     FICO      LTV
-------------------------------------------------------------------------------------------------------------------------------
ARM 360                                $4,554,581     13       100.00        $350,352         6.419     356.10     618     79.9
-------------------------------------------------------------------------------------------------------------------------------
                                       $4,554,581     13       100.00        $350,352         6.419     356.10     618     79.9
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Balance
-------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF         AVERAGE         GROSS      REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS     TOTAL         BALANCE           WAC       TERM     FICO      LTV
-------------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00                   $40,244      1        0.88          $40,244         8.625     303.00     610     70.0
$200,000.01 - $250,000.00                $203,966      1        4.48         $203,966         8.625     303.00     689     80.0
$350,000.01 - $400,000.00              $3,406,750      9       74.80         $378,528         6.296     359.00     609     80.0
$400,000.01 - $450,000.00                $439,621      1        9.65         $439,621         6.750     359.00     654     80.0
$450,000.01 - $500,000.00                $464,000      1       10.19         $464,000         5.850     360.00     615     80.0
-------------------------------------------------------------------------------------------------------------------------------
                                       $4,554,581     13       100.00        $350,352         6.419     356.10     618     79.9
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                              State
-------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF         AVERAGE         GROSS      REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS     TOTAL         BALANCE           WAC       TERM     FICO      LTV
-------------------------------------------------------------------------------------------------------------------------------
California                             $3,049,187      8       66.95         $381,148         6.373     355.41     617     80.0
Maryland                                 $364,000      1        7.99         $364,000         7.270     359.00     596     80.0
Nevada                                   $360,000      1        7.90         $360,000         7.000     359.00     616     80.0
Ohio                                      $40,244      1        0.88          $40,244         8.625     303.00     610     70.0
Pennsylvania                             $381,150      1        8.37         $381,150         5.600     359.00     627     80.0
Washington                               $360,000      1        7.90         $360,000         5.990     359.00     639     80.0
-------------------------------------------------------------------------------------------------------------------------------
                                       $4,554,581     13       100.00        $350,352         6.419     356.10     618     79.9
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                      Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF     % OF            AVERAGE        GROSS       REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS    TOTAL           BALANCE         WAC        TERM      FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide(R)
-----------------------------                                                                        Computational Materials For
SECURITIES CORPORATION                                                     Countrywide Asset-Backed Certificates, Series 2005-12
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Groups 4 Silent 2nds

                                               ARM and Fixed          $4,554,581

                                                         Detailed Report


                                                         Detailed Report
--------------------------------------------------------------------------------------------------------------------------------
                                                      Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF           AVERAGE        GROSS       REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL          BALANCE         WAC        TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                             $40,244      1         0.88          $40,244        8.625      303.00    610      70.0
75.01 - 80.00                          $4,514,337     12        99.12         $376,195        6.400      356.58    618      80.0
--------------------------------------------------------------------------------------------------------------------------------
                                       $4,554,581     13       100.00         $350,352        6.419      356.10    618      79.9
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                  Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE         GROSS      REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC       TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                          $1,973,150      5        43.32         $394,630        5.847      359.24    620      80.0
6.001 - 6.500                            $777,600      2        17.07         $388,800        6.234      358.51    588      80.0
6.501 - 7.000                          $1,195,621      3        26.25         $398,540        6.776      359.33    627      80.0
7.001 - 7.500                            $364,000      1         7.99         $364,000        7.270      359.00    596      80.0
8.501 - 9.000                            $244,210      2         5.36         $122,105        8.625      303.00    676      78.4
--------------------------------------------------------------------------------------------------------------------------------
                                       $4,554,581     13      100.00          $350,352        6.419      356.10    618      79.9
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                          Property Type
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE         GROSS      REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC       TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
SFR                                    $3,053,431      9        67.04         $339,270        6.328      354.55    620      79.9
PUD                                    $1,501,150      4        32.96         $375,288        6.604      359.26    612      80.0
--------------------------------------------------------------------------------------------------------------------------------
                                       $4,554,581     13      100.00          $350,352        6.419      356.10    618      79.9
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                             Purpose
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE         GROSS      REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC       TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
PUR                                    $2,906,960      9        63.82        $322,996         6.595      354.30    608      79.9
RCO                                    $1,647,621      4        36.18        $411,905         6.109      359.28    634      80.0
--------------------------------------------------------------------------------------------------------------------------------
                                       $4,554,581     13      100.00         $350,352         6.419      356.10    618      79.9
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                            Occupancy
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF      % OF           AVERAGE         GROSS      REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS    TOTAL           BALANCE          WAC       TERM      FICO     LTV
--------------------------------------------------------------------------------------------------------------------------------
OO                                     $4,554,581     13      100.00          $350,352        6.419      356.10    618      79.9
--------------------------------------------------------------------------------------------------------------------------------
                                       $4,554,581     13      100.00          $350,352        6.419      356.10    618      79.9
--------------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide(R)
-----------------------------                                                                        Computational Materials For
SECURITIES CORPORATION                                                     Countrywide Asset-Backed Certificates, Series 2005-12
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Groups 4 Silent 2nds

                                               ARM and Fixed          $4,554,581

                                                         Detailed Report




                                                         Detailed Report
--------------------------------------------------------------------------------------------------------------------------------
                                         Range of Months Remaining to Scheduled Maturity
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF     % OF            AVERAGE         GROSS       REMG.             ORIG
DESCRIPTION                               BALANCE    LOANS    TOTAL           BALANCE          WAC        TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
301 - 360                              $4,554,581     13      100.00         $350,352         6.419      356.10    618      79.9
--------------------------------------------------------------------------------------------------------------------------------
                                       $4,554,581     13      100.00         $350,352         6.419      356.10    618      79.9
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                               Collateral Grouped by Document Type
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF     % OF            AVERAGE         GROSS     REMG.               ORIG
DESCRIPTION                               BALANCE    LOANS    TOTAL           BALANCE          WAC      TERM      FICO       LTV
--------------------------------------------------------------------------------------------------------------------------------
FULL                                   $4,554,581     13      100.00          $350,352        6.419     356.10     618      79.9
--------------------------------------------------------------------------------------------------------------------------------
                                       $4,554,581     13      100.00          $350,352        6.419     356.10     618      79.9
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                    Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF      % OF          AVERAGE          GROSS      REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS     TOTAL         BALANCE           WAC       TERM     FICO       LTV
--------------------------------------------------------------------------------------------------------------------------------
681 - 700                                $203,966      1        4.48        $203,966          8.625     303.00     689      80.0
641 - 660                                $439,621      1        9.65        $439,621          6.750     359.00     654      80.0
621 - 640                              $1,125,150      3       24.70        $375,050          5.793     359.00     632      80.0
601 - 620                              $1,260,244      4       27.67        $315,061          6.503     357.89     613      79.7
581 - 600                              $1,128,000      3       24.77        $376,000          6.545     358.66     595      80.0
561 - 580                                $397,600      1        8.73        $397,600          6.075     359.00     580      80.0
--------------------------------------------------------------------------------------------------------------------------------
                                       $4,554,581     13      100.00        $350,352          6.419     356.10     618      79.9
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                              Grade
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF     % OF           AVERAGE         GROSS      REMG.               ORIG
DESCRIPTION                               BALANCE    LOANS    TOTAL          BALANCE          WAC       TERM      FICO       LTV
--------------------------------------------------------------------------------------------------------------------------------
A                                      $4,554,581     13      100.00         $350,352         6.419      356.10    618      79.9
--------------------------------------------------------------------------------------------------------------------------------
                                       $4,554,581     13      100.00         $350,352         6.419      356.10    618      79.9
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                         Collateral Grouped by Prepayment Penalty Months
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT   # OF       % OF          AVERAGE          GROSS     REMG.               ORIG
DESCRIPTION                               BALANCE   LOANS      TOTAL          BALANCE          WAC      TERM      FICO       LTV
--------------------------------------------------------------------------------------------------------------------------------
0                                        $364,000      1         7.99         $364,000        7.270     359.00     596      80.0
12                                       $360,000      1         7.90         $360,000        7.000     359.00     616      80.0
24                                     $3,586,371      9        78.74         $398,486        6.125     359.13     616      80.0
60                                       $244,210      2         5.36         $122,105        8.625     303.00     676      78.4
--------------------------------------------------------------------------------------------------------------------------------
                                       $4,554,581     13       100.00         $350,352        6.419     356.10     618      79.9
--------------------------------------------------------------------------------------------------------------------------------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide(R)
-----------------------------                                                                        Computational Materials For
SECURITIES CORPORATION                                                     Countrywide Asset-Backed Certificates, Series 2005-12
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                        Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------

                                                     Range of Months to Roll                    (Excludes  0   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
               WA       CURRENT     # OF    % OF      AVERAGE    GROSS     REMG.           ORIG
DESCRIPTION    MTR      BALANCE    LOANS    TOTAL     BALANCE     WAC      TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
0 - 6           3       $244,210      2      5.36    $122,105    8.625    303.00    676   78.4
19 - 24        23     $4,310,371     11     94.64    $391,852    6.294    359.11    614   80.0
-----------------------------------------------------------------------------------------------------------------------------------
                      $4,554,581     13    100.00    $350,352    6.419    356.10    618   79.9
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                 Range of Margin                                (Excludes   0  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                     CURRENT    # OF      % OF        AVERAGE         GROSS       REMG.           ORIG
DESCRIPTION          BALANCE   LOANS      TOTAL       BALANCE          WAC        TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000        $40,244      1        0.88       $40,244         8.625      303.00    610    70.0
5.001 - 6.000     $2,616,737      7       57.45      $373,820         6.215      354.81    631    80.0
6.001 - 7.000     $1,533,600      4       33.67      $383,400         6.508      359.01    600    80.0
7.001 - 8.000       $364,000      1        7.99      $364,000         7.270      359.00    596    80.0
-----------------------------------------------------------------------------------------------------------------------------------
6.164             $4,554,581     13      100.00      $350,352         6.419      356.10    618    79.9
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                 Range of Maximum Rates                         (Excludes   0  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                     CURRENT    # OF      % OF        AVERAGE         GROSS       REMG.           ORIG
DESCRIPTION          BALANCE   LOANS      TOTAL       BALANCE          WAC        TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000   $1,973,150      5       43.32      $394,630         5.847      359.24    620    80.0
13.001 - 13.500     $777,600      2       17.07      $388,800         6.234      358.51    588    80.0
13.501 - 14.000   $1,195,621      3       26.25      $398,540         6.776      359.33    627    80.0
14.001 - 14.500     $364,000      1        7.99      $364,000         7.270      359.00    596    80.0
14.501 - 15.000     $203,966      1        4.48      $203,966         8.625      303.00    689    80.0
15.501 - 16.000      $40,244      1        0.88       $40,244         8.625      303.00    610    70.0
-----------------------------------------------------------------------------------------------------------------------------------
13.391            $4,554,581     13      100.00      $350,352         6.419      356.10    618    79.9
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                              Initial Periodic Rate Cap                         (Excludes  0  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                     CURRENT    # OF      % OF        AVERAGE         GROSS       REMG.           ORIG
DESCRIPTION          BALANCE   LOANS      TOTAL       BALANCE          WAC        TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000               $203,966      1        4.48      $203,966        8.625      303.00     689    80.0
1.500             $4,350,615     12       95.52      $362,551        6.316      358.59     614    79.9
-----------------------------------------------------------------------------------------------------------------------------------
                  $4,554,581     13      100.00      $350,352        6.419      356.10     618    79.9
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                              Subsequent Periodic Rate Cap                      (Excludes  0  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                     CURRENT    # OF      % OF        AVERAGE         GROSS       REMG.           ORIG
DESCRIPTION          BALANCE   LOANS      TOTAL       BALANCE          WAC        TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000               $203,966      1        4.48       $203,966        8.625      303.00    689    80.0



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide(R)
-----------------------------                                                                        Computational Materials For
SECURITIES CORPORATION                                                     Countrywide Asset-Backed Certificates, Series 2005-12
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                              Subsequent Periodic Rate Cap                      (Excludes   0  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                     CURRENT    # OF      % OF        AVERAGE          GROSS       REMG.           ORIG
DESCRIPTION          BALANCE   LOANS      TOTAL       BALANCE           WAC        TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.500             $4,350,615     12       95.52       $362,551         6.316      358.59    614      79.9
-----------------------------------------------------------------------------------------------------------------------------------
                  $4,554,581     13      100.00       $350,352         6.419      356.10    618      79.9
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                              Range of Lifetime Rate Floor                      (Excludes   0  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                     CURRENT    # OF      % OF        AVERAGE          GROSS       REMG.           ORIG
DESCRIPTION          BALANCE   LOANS      TOTAL       BALANCE           WAC        TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.001 - 6.000     $1,973,150      5       43.32       $394,630         5.847      359.24    620    80.0
6.001 - 7.000     $1,973,221      5       43.32       $394,644         6.562      359.01    612    80.0
7.001 - 8.000       $567,966      2       12.47       $283,983         7.757      338.89    629    80.0
8.001 - 9.000        $40,244      1        0.88        $40,244         8.625      303.00    610    70.0
-----------------------------------------------------------------------------------------------------------------------------------
                  $4,554,581     13      100.00       $350,352         6.419      356.10    618    79.9
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                              Next Interest Adjustment Date                     (Excludes   0  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                     CURRENT    # OF      % OF       AVERAGE          GROSS       REMG.           ORIG
DESCRIPTION          BALANCE   LOANS      TOTAL      BALANCE           WAC        TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
12/05               $244,210      2       5.36       $122,105         8.625      303.00    676    78.4
07/07               $380,000      1       8.34       $380,000         6.400      358.00    597    80.0
08/07             $3,070,371      8      67.41       $383,796         6.309      359.00    617    80.0
09/07               $860,000      2      18.88       $430,000         6.195      360.00    612    80.0
-----------------------------------------------------------------------------------------------------------------------------------
                  $4,554,581     13     100.00       $350,352         6.419      356.10    618    79.9
-----------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.